UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 14, 2010 (Date of earliest event reported)
ROYAL MINES AND MINERALS CORP. (Exact name of registrant as specified in its charter)

NV (State or other jurisdiction of incorporation)	000-52391 (Commission File Number)	20-4178322 (IRS Employer Identification Number)

2580 Anthem Village Dr., Henderson, NV (Address of principal executive offices)		89052 (Zip Code)
(702) 588-5973 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Concentration Plant Update

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of ROYAL MINES AND MINERALS CORP. dated December 14, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2010	ROYAL MINES AND MINERALS CORP. By: /s/ JASON S. MITCHELL JASON S. MITCHELL Chief Financial Officer, Secretary and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ROYAL MINES AND MINERALS CORP. dated December 14, 2010